                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
          PERFORMANCE OF A $10,000 INVESTMENT       4
                            RETURN HIGHLIGHTS       5

                        PORTFOLIO AT A GLANCE
                               CREDIT QUALITY       7
                TWELVE-MONTH DIVIDEND HISTORY       7
                          TOP FIVE INDUSTRIES       7
             Q&A WITH YOUR PORTFOLIO MANAGERS       8
                            GLOSSARY OF TERMS      12

                               BY THE NUMBERS
                      YOUR FUND'S INVESTMENTS      13
                         FINANCIAL STATEMENTS      24
                NOTES TO FINANCIAL STATEMENTS      30
               REPORT OF INDEPENDENT AUDITORS      40

                       VAN KAMPEN INVESTMENTS
               THE VAN KAMPEN FAMILY OF FUNDS      41
    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      42
              TRUSTEE AND OFFICER INFORMATION      43

You have a time-tested partner in Van Kampen.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
September 20, 2002

Dear Shareholder,

Due to events in the markets and the well-publicized controversies surrounding certain companies, the recent months have been challenging for many investors.

Against this backdrop, you may be re-evaluating your investments. In this regard, your financial advisor is a particularly valuable resource. Your advisor can help you review your current asset allocation and determine whether it remains appropriate for your goals, risk tolerance and time horizon.

You also have a time-tested partner in Van Kampen. With roots extending to 1927, our legacy spans other market downturns and periods of uncertainty. While the causes of turbulence have changed, our generations of experience have taught us the enduring value of patience, discipline and long-term focus.

                  Thank you for your continued trust in Van Kampen. We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

THE ECONOMY
THE STRENGTH OF THE ECONOMY'S APPARENT, YET FRAGILE, RECOVERY GARNERED CONSIDERABLE ATTENTION THROUGHOUT THE REPORTING PERIOD. WEAK SECOND-QUARTER GROWTH, FOLLOWED BY ANECDOTAL EVIDENCE OF A MID-SUMMER ECONOMIC PERFORMANCE THAT WAS BELOW EXPECTATIONS, LEFT MANY WONDERING WHETHER THE THIRD QUARTER WOULD RECORD ANY POSITIVE PROGRESS. AS SUCH, AUGUST'S POSITIVE DEVELOPMENTS--IMPROVED CORPORATE PROFITS, STRONG RETAIL SALES, AND MODEST EMPLOYMENT GAINS--HELPED DOWNPLAY SUCH CONCERNS.

CONSUMER SPENDING REMAINED UNEXPECTEDLY STRONG THROUGHOUT THE REPORTING PERIOD, BOLSTERED BY 0-PERCENT FINANCING DEALS OFFERED BY AUTO MANUFACTURERS AND HISTORICALLY LOW MORTGAGE RATES THAT SPARKED ANOTHER SURGE IN HOME MORTGAGE REFINANCING. IN CONTRAST, BUSINESS SPENDING REMAINED AT SUBDUED, ALBEIT GRADUALLY GROWING LEVELS. BUT THE ONGOING CONCERN OF WAR WITH IRAQ AND SLOW JOB GROWTH COMBINED TO DRAG CONSUMER CONFIDENCE BACK TO LEVELS WITNESSED IN THE FOURTH QUARTER OF 2001.

AGAINST THIS BACKDROP, THE FED TOOK A WAIT-AND-SEE APPROACH AND LEFT ITS INTEREST RATE TARGET FOR FEDERAL FUNDS AT 1.75 PERCENT. HOWEVER, DURING ITS REGULARLY SCHEDULED AUGUST 12 MEETING, THE FED SHIFTED ITS BIAS FROM ECONOMIC NEUTRALITY TO CONCERN OVER POTENTIAL ECONOMIC WEAKNESS. THIS POLICY SHIFT ONLY REINFORCED INVESTORS' CONCERNS ABOUT SLOW GROWTH.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(June 30, 2000--June 30, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Jun 00                                                                            4.80%
Sep 00                                                                            0.60%
Dec 00                                                                            1.10%
Mar 01                                                                           -0.60%
Jun 01                                                                           -1.60%
Sep 01                                                                           -0.30%
Dec 01                                                                            2.70%
Mar 02                                                                            5.00%
Jun 02                                                                            1.30%

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(August 31, 2000--August 31, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Aug 00                                                                      6.50                               3.40
                                                                            6.50                               3.50
                                                                            6.50                               3.40
Nov 00                                                                      6.50                               3.40
                                                                            6.50                               3.40
                                                                            5.50                               3.70
Feb 01                                                                      5.50                               3.50
                                                                            5.00                               2.90
                                                                            4.50                               3.30
May 01                                                                      4.00                               3.60
                                                                            3.75                               3.20
                                                                            3.75                               2.70
Aug 01                                                                      3.50                               2.70
                                                                            3.00                               2.60
                                                                            2.50                               2.10
Nov 01                                                                      2.00                               1.90
                                                                            1.75                               1.60
                                                                            1.75                               1.10
Feb 02                                                                      1.75                               1.10
                                                                            1.75                               1.50
                                                                            1.75                               1.60
May 02                                                                      1.75                               1.20
                                                                            1.75                               1.10
                                                                            1.75                               1.50
Aug 02                                                                      1.75                               1.80

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

PERFORMANCE OF A $10,000 INVESTMENT
(August 31, 1992--August 31, 2002)

 [LINE GRAPH]

                                                                             CHASE GLOBAL HIGH YIELD
                                                                             INDEX IS A BROAD-BASED,
                                                                              UNMANAGED INDEX THAT
                                                                              REFLECTS THE GENERAL       LIPPER HIGH YIELD BOND
                                                                            PERFORMANCE OF THE GLOBAL   FUND INDEX IS AN INDEX OF
                                                  HIGH INCOME CORPORATE     HIGH-YIELD CORPORATE DEBT   FUNDS WITH SIMILAR RETURN
                                                        BOND FUND                   MARKET.*                  OBJECTIVES.**
                                                  ---------------------     -------------------------   -------------------------
8/92                                                     9524.000                                               10000.000
                                                         9580.000                                               10099.000
                                                         9618.000                                               10214.100
                                                        10246.000                                               10.924.28
                                                        10812.000                                               11448.500
                                                        10945.000                                               11661.400
12/93                                                   11457.000                   10000.000                   12242.600
                                                        11391.000                    9820.000                   12112.500
                                                        11291.000                    9805.000                   11951.200
                                                        11168.000                    9858.000                   11947.500
12/94                                                   11043.000                    9843.000                   11793.000
                                                        11563.000                   10428.000                   12368.600
                                                        12113.000                   11046.000                   13021.000
                                                        12584.000                   11397.000                   13472.200
12/95                                                   12968.000                   11764.000                   13845.700
                                                        13380.000                   12019.000                   14199.800
                                                        13738.000                   12238.000                   14433.600
                                                        14305.000                   12798.000                   15118.000
12/96                                                   14739.000                   13294.000                   15641.900
                                                        14944.000                   13408.000                   15713.600
                                                        15632.000                   14028.000                   16545.300
                                                        16359.000                   14696.000                   17438.200
12/97                                                   16543.000                   14941.000                   17703.400
                                                        17356.000                   15444.000                   18480.700
                                                        17511.000                   15576.000                   18550.900
                                                        16074.000                   14673.000                   17150.300
12/98                                                   16619.000                   15086.000                   17689.900
                                                        17080.000                   15372.000                   18253.700
                                                        17029.000                   15533.000                   18372.500
                                                        16920.000                   15272.000                   18050.500
12/99                                                   17267.000                   15595.000                   18534.700
                                                        17196.000                   15334.000                   18253.500
                                                        17346.000                   15413.000                   18179.900
                                                        17229.000                   15471.000                   16038.200
12/00                                                   15848.000                   14708.000                   16733.800
                                                        16362.000                   15489.000                   17306.100
                                                        15742.000                   15379.000                   16756.200
                                                        14800.000                   14725.000                   15734.100
12/01                                                   15429.000                   15601.000                   16561.300
                                                        15020.000                   15988.000                   16630.100
                                                        13967.000                   15616.000                   15700.100
8/02                                                    13412.000                   15300.000(1)                15446.300

(1)The figure shown represents the performance of the Chase Global High Yield Index since its inception date of 12/31/93.

This chart compares your fund's performance to that of the Chase Global High Yield Index and the Lipper High Yield Bond Fund Index over time.

These indexes are unmanaged broad-based, statistical composites and their performance does not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class A shares of the fund. The performance of Class A shares will differ from that of other share classes of the fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (4.75% for Class A shares) and combined Rule 12b-1 fees and service fees of up to 0.25 percent. The performance above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the fund's performance found in the following pages.

Source:
 * Bloomberg
** Lipper Inc.

RETURN HIGHLIGHTS

(as of August 31, 2002)

                                        A SHARES        B SHARES        C SHARES
--------------------------------------------------------------------------------
One-year total return based on NAV(1)    -15.75%         -16.12%         -16.04%
--------------------------------------------------------------------------------
One-year total return(2)                 -19.73%         -19.11%         -16.79%
--------------------------------------------------------------------------------
Five-year average annual total
return(2)                                 -4.40%          -4.33%          -4.18%
--------------------------------------------------------------------------------
Ten-year average annual total
return(2)                                  2.98%           2.99%(3)          N/A
--------------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                  6.53%           3.26%(3)        1.57%
--------------------------------------------------------------------------------
Commencement date                       10/02/78        07/02/92        07/06/93
--------------------------------------------------------------------------------
Distribution rate(4)                      12.11%          11.77%          11.89%
--------------------------------------------------------------------------------
SEC Yield(5)                              10.86%          10.58%          10.69%
--------------------------------------------------------------------------------

    N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 4% CDSC, charged on certain redemptions made within the first and second year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (4.75% for Class A Shares) or CDSC for Class B and Class C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 4% CDSC, charged on certain redemptions made within the first and second year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fees and service fees for Class A Shares is up to .25% and for Class B and Class C Shares is 1%. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(3) Reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See Footnote 3 in the Notes to Financial Statements for additional information.

(4) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(5) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ended August 31, 2002.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    Market forecasts provided in this report may not necessarily come to pass.

                                        PORTFOLIO AT A GLANCE

CREDIT QUALITY
(as a percentage of corporate debt obligations)


As of August 31, 2002
- BBB/Baa............  12.0%   [PIE CHART]
- BB/Ba..............  32.1%
- B/B................  45.9%
- CCC/Caa............   5.4%
- CC/Ca..............   2.5%
- C/C................   0.9%
- Non-Rated..........   1.2%
As of August 31, 2001
- BBB/Baa............   6.2%   [PIE CHART]
- BB/Ba..............  19.4%
- B/B................  65.1%
- CCC/Caa............   5.8%
- CC/Ca..............   1.0%
- C/C................   0.3%
- Non-Rated..........   2.2%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

TWELVE-MONTH DIVIDEND HISTORY
(for the year ended August 31, 2002)

[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
9/01                                                                            0.0427
10/01                                                                           0.0427
11/01                                                                           0.0427
12/01                                                                           0.0393
1/02                                                                            0.0393
2/02                                                                            0.0383
3/02                                                                            0.0383
4/02                                                                            0.0358
5/02                                                                            0.0358
6/02                                                                            0.0334
7/02                                                                            0.0334
8/02                                                                            0.0334

The dividend history represents dividends that were paid on the fund's Class A shares and is no guarantee of the fund's future dividends.

TOP FIVE INDUSTRIES
(as a percentage of long-term investments)

[BAR GRAPH]

                                                                      AUGUST 31, 2002                    AUGUST 31, 2001
                                                                      ---------------                    ---------------
Energy                                                                      10.5%                               6.8%
Gaming & Leisure                                                             9.8%                               6.6%
Housing                                                                      6.2%                               2.3%
Wireless Communications                                                      6.2%                              17.7%
Manufacturing                                                                6.1%                               2.7%


   Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities in the industries shown above. Morgan Stanley and others affiliated with it may hold positions in or may seek to perform investment-banking services for the companies listed.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGEMENT TEAM FOR THE VAN KAMPEN HIGH INCOME CORPORATE BOND FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12-MONTH PERIOD ENDED AUGUST 31, 2002. THE FUND IS MANAGED BY THE ADVISER'S HIGH YIELD TEAM. MEMBERS OF THE TEAM(1) INCLUDE STEPHEN ESSER, MANAGING DIRECTOR; GORDON LOERY, EXECUTIVE DIRECTOR; AND DEANNE LOUGHNANE, EXECUTIVE DIRECTOR. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

(1) Team members may change without notice at any time.

Q   HOW WOULD YOU CHARACTERIZE
    THE MARKET ENVIRONMENT OF THE PAST 12 MONTHS?

A   The past 12 months have been an
extraordinarily turbulent time for the high-yield market. The period began with the terrorist attacks of September 11, which precipitated one of the worst single months in the history of the high-yield market. All sectors related to travel, including airlines, gaming and hotels, were especially hard hit as travel dropped around the world. Economically sensitive sectors also suffered as business activity nationwide came to a halt for several days. Sectors that had already been performing poorly, such as telecom and wireless, joined in the general decline.

    Much of that trend reversed, however, when investors' expectations for the economy turned positive in October. Fears of a prolonged recession gave way to an anticipation of imminent growth. At the same time, it appeared that many investors saw high-yield securities as an attractively valued asset class after the September sell-off. As a result, the high-yield market rallied strongly through the end of 2001, and managing over that time to regain a large portion of its September losses.

    The high-yield market continued to perform strongly through the first four months of 2002 as the economy appeared to be getting back on track. Those gains came to an end in May, however, when the high-yield market began to slump in tandem with the equity markets. Credit concerns began to overwhelm the market when Qwest and WorldCom, two large investment-grade issuers, were downgraded to junk status. The market environment turned worse shortly after that when a stream of accounting scandals began to seriously undermine investor confidence in the financial statements of public companies. The high-yield sector experienced significant outflows through the month of July, including a 10-consecutive-week run of asset losses.

    Against this volatile backdrop, sector performance varied highly. Many sectors, including those most sensitive to broader economic activity, experienced alternating periods of weak and strong performance in keeping with more pervasive investor expectations for economic growth. Telecom continued its losing streak, with its already weak relative performance worsened by WorldCom's default. The cable and wireless sectors also underperformed, with the cable sector experiencing a high-profile business scandal and many wireless companies showing lower growth during this period.

Q   HOW DID THE FUND PERFORM
    IN THIS ENVIRONMENT?

A   The fund continued to provide
shareholders with what we believe to be an attractive level of income, as its monthly dividend of $0.0334 per Class A share translates to a distribution rate of 12.11 percent based on the fund's maximum offering price as of August 31, 2002. For the 12-month period ended August 31, 2002, the fund generated a total return of -15.75 percent.

    Performance information for the fund reflects Class A shares at net asset value, including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding a maximum sales charge of 4.75 percent; if the maximum sales charge were included, the return would be lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Of course, past performance is no guarantee of future results. Performance of other share classes will vary. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the Chase Global High Yield Index posted a total return of -2.75 percent and the Lipper High Yield Bond Fund Index posted a total return of -8.77 percent for the same period. The Chase Global High Yield Index is a broad-based, unmanaged index that reflects the general performance of the global high-yield corporate debt market. The Lipper High Yield Bond Fund Index is an index of funds with similar return objectives. These index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 5.

Q   WHAT WERE THE KEY DRIVERS OF
    THE FUND'S PERFORMANCE RELATIVE TO THESE BENCHMARKS?

A   Toward the beginning of the
period, our analysis indicated that the most prudent course for the portfolio would be to trim several overweighted positions in order to reduce the fund's overall risk profile. We successfully took some of these positions down over the course of the period, including the fund's above-market holdings in the telecom, wireless and cable sectors. However, we were not able to sell out before accounting scandals overwhelmed the market, and the fund suffered somewhat from the fallout.

Q   WHAT STRATEGIES DID YOU USE
    IN MANAGING THE FUND?

A   As mentioned, one of the primary
strategies we employed involved a reduction in the fund's holdings in sectors that we thought most likely to underperform in the coming months. The biggest change was in the wireless sector, where we cut the fund's exposure by two-thirds over the course of the period. We also reduced the fund's holdings in several sectors where we identified individual companies that had either met our performance targets or we believed were unlikely to deliver strong performance. For example, we sold the bonds of several cable companies whose business prospects no longer warranted keeping an exposure to them in the portfolio.

    We put the proceeds from these sales to work in a variety of situations. The bulk of these were ideas generated by our bottom-up research at the company level. Through this process we added what we believed to be attractively priced bonds in the energy, gaming and media sectors.

    We also began to position the fund selectively to possibly gain from any upturn in economic activity by adding to holdings in such economically sensitive sectors as manufacturing and transportation. We also concluded that the U.S. consumer sectors were unlikely to participate as fully as others in a recovery. As a result, we kept the fund underweighted in consumer-related issues in order to protect shareholders from any weakness there.

Q   WHAT IS YOUR OUTLOOK FOR THE
    HIGH-YIELD MARKET?

A   We are confident that the current
state of mistrust regarding public companies is likely to sort itself out in the coming months. With both management and auditors under enormous pressure to produce clean results, we believe that the worst is behind us in terms of the sheer number of negative announcements and revisions. This is likely to be a positive force for investor confidence and, by extension, the high-yield market.

    As for the high-yield market itself, spreads are currently at close to all-time high levels. These attractive prices, coupled with low interest rates in the broader economy, could well begin to lure investors back to the high-yield asset class. While this is of course impossible to predict with certainty, we believe that the current level of valuations may prove beneficial for high-yield investors. The most significant unknown in this equation is the state of the U.S. economy. As always, we will continue to watch the market and economy closely for opportunities.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues (such as Treasury securities) and lower-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for the additional credit risk.

DEFAULT: The failure to make required debt payments on time.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

YIELD: The annual rate of return on an investment, expressed as a percentage.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

August 31, 2002
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                 COUPON     MATURITY      VALUE
          CORPORATE BONDS  84.0%
          AEROSPACE  0.5%
$4,110    Air Canada (Canada).......................   10.250%   03/15/11   $  2,650,950
   300    Jet Equipment Trust, Ser 95-D,
          144A--Private Placement (a)...............   11.440    11/01/14        166,459
   200    Jet Equipment Trust, Ser C1, 144A--Private
          Placement (a).............................   11.790    06/15/13         30,000
                                                                            ------------
                                                                               2,847,409
                                                                            ------------
          BROADCASTING  2.8%
 3,290    Interep National Radio Sales, Inc., Ser
          B.........................................   10.000    07/01/08      2,961,000
 3,605    Nextmedia Operating, Inc. ................   10.750    07/01/11      3,496,850
 3,150    Radio Unica Corp. (b)..................... 0/11.750    08/01/06      1,756,125
 5,560    TV Azteca SA, Ser B (Mexico)..............   10.500    02/15/07      5,407,100
   835    Young Broadcasting, Inc. .................   10.000    03/01/11        768,200
                                                                            ------------
                                                                              14,389,275
                                                                            ------------
          CABLE  5.5%
 7,175    British Sky Broadcasting Group PLC (United
          Kingdom)..................................    8.200    07/15/09      7,226,014
 9,470    Callahan Nordrhein Westfallen (Germany)
          (c) (d)...................................   14.000    07/15/10        272,262
   100    Charter Communications Holdings...........   10.250    01/15/10         70,000
   900    Charter Communications Holdings (b)....... 0/11.750    05/15/11        342,000
 3,530    Charter Communications Holdings LLC.......    8.250    04/01/07      2,453,350
 2,225    Charter Communications Holdings LLC (b)... 0/11.750    01/15/10        945,625
   275    Echostar DBS Corp. .......................    9.250    02/01/06        275,000
 6,475    Echostar DBS Corp., 144A--Private
          Placement (a).............................    9.125    01/15/09      6,345,500
 5,500    International Cabletel, Inc., Ser B (c)
          (d).......................................   11.500    02/01/06        907,500
 3,425    Multicanal Participacoes, Ser B
          (Brazil)..................................   12.625    06/18/04      1,447,062
 1,135    NTL, Inc. (b) (c) (d).....................  0/9.750    04/01/08        170,250
 4,710    Ono Finance PLC (United Kingdom)..........   13.000    05/01/09        965,550
   810    Pegasus Communications Corp., Ser B.......    9.750    12/01/06        386,775
 1,085    Pegasus Communications Corp., Ser B.......   12.500    08/01/07        518,087
 1,350    Quebecor Media, Inc. (Canada) (b)......... 0/13.750    07/15/11        648,000
 2,085    Quebecor Media, Inc. (Canada).............   11.125    07/15/11      1,751,400
 6,250    Satelites Mexicanos SA (Mexico)...........   10.125    11/01/04      2,328,125

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2002

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                 COUPON     MATURITY      VALUE
          CABLE (CONTINUED)
$6,665    Telewest Communications PLC (United
          Kingdom)..................................   11.000%   10/01/07   $  1,033,075
   785    Telewest Communications PLC (United
          Kingdom) (b).............................. 0/11.375    02/01/10         98,125
 4,500    UIH Australia/Pacific, Inc., Ser B (c)....   14.000    05/15/06         33,750
 4,415    United Pan-Europe Communication, Ser B
          (Netherlands) (c).........................   10.875    11/01/07        176,600
 4,260    United Pan-Europe Communication, Ser B
          (Netherlands) (b) (c)..................... 0/12.500    08/01/09        117,150
                                                                            ------------
                                                                              28,511,200
                                                                            ------------
          CHEMICALS  4.7%
 2,220    Acetex Corp. (Canada).....................   10.875    08/01/09      2,319,900
 3,505    Equistar Chemicals LP.....................   10.125    09/01/08      3,382,325
 3,780    Huntsman ICI Chemicals LLC................   10.125    07/01/09      3,383,100
 2,800    Huntsman ICI Chemicals LLC (Euro).........   10.125    07/01/09      2,243,173
 1,185    ISP Chemco, Inc., Ser B...................   10.250    07/01/11      1,190,925
 4,413    ISP Holdings, Inc., Ser B.................   10.625    12/15/09      3,817,245
 2,610    Lyondell Chemical Co., Ser B..............    9.875    05/01/07      2,590,425
 2,800    Messer Griesham (Germany) (Euro)..........   10.375    06/01/11      2,809,021
 1,105    PCI Chemicals Canada, Inc. (Canada).......   10.000    12/31/08        747,064
   368    Pioneer Cos., Inc. .......................    5.355    12/31/06        245,339
 2,020    Terra Industries, Inc., Ser B.............   10.500    06/15/05      1,626,100
                                                                            ------------
                                                                              24,354,617
                                                                            ------------
          CONSUMER PRODUCTS  0.8%
 3,000    Elizabeth Arden, Inc. ....................   11.750    02/01/11      3,060,000
 4,000    Sleepmaster LLC (c) (d)...................   11.000    05/15/09        825,000
                                                                            ------------
                                                                               3,885,000
                                                                            ------------
          DIVERSIFIED MEDIA  5.4%
 4,410    Alliance Atlantis Communications, Inc.
          (Canada)..................................   13.000    12/15/09      4,685,625
 2,980    AOL Time Warner, Inc. ....................    6.875    05/01/12      2,690,258
 3,720    Hollinger Participation Trust,
          144A--Private Placement (a)...............   12.125    11/15/10      3,124,464
 3,855    Mail Well I Corp., 144A--Private Placement
          (a).......................................    9.625    03/15/12      2,679,225
 3,235    MDC Corporation, Inc. (Canada)............   10.500    12/01/06      2,701,225
 5,415    Muzak LLC.................................    9.875    03/15/09      4,548,600
 5,000    Premier Parks, Inc. (b)................... 0/10.000    04/01/08      4,362,500
 3,950    Primedia, Inc. ...........................    8.875    05/15/11      3,100,750
                                                                            ------------
                                                                              27,892,647
                                                                            ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2002

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                 COUPON     MATURITY      VALUE
          ENERGY  9.6%
$4,895    BRL Universal Equipment...................    8.875%   02/15/08   $  4,980,662
 6,040    Chesapeake Energy Corp. ..................    8.125    04/01/11      5,949,400
 4,385    Frontier Oil Corp. .......................   11.750    11/15/09      4,461,737
 4,200    Grey Wolf, Inc. ..........................    8.875    07/01/07      4,284,000
 3,945    Hanover Equipment Trust, 144A--Private
          Placement (a).............................    8.500    09/01/08      3,688,575
 2,180    Hanover Equipment Trust, 144A--Private
          Placement (a).............................    8.750    09/01/11      2,016,500
 5,575    Husky Oil Ltd. (Variable Rate Coupon)
          (Canada)..................................    8.900    08/15/28      6,197,900
 1,730    Magnum Hunter Resources, Inc.,
          144A--Private Placement (a)...............    9.600    03/15/12      1,773,250
 3,966    Port Arthur Finance Corp. ................   12.500    01/15/09      4,184,557
 2,115    Stone Energy Corp. .......................    8.250    12/15/11      2,152,012
 4,670    Tesoro Petroleum Corp., 144A--Private
          Placement (a).............................    9.625    04/01/12      3,455,800
 6,430    Vintage Petroleum, Inc. ..................    7.875    05/15/11      6,012,050
                                                                            ------------
                                                                              49,156,443
                                                                            ------------
          FINANCIAL  2.6%
 3,395    Americo Life, Inc. (e)....................    9.250    06/01/05      3,344,075
 2,945    Anthem Insurance Cos., Inc., 144A--Private
          Placement (a).............................    9.125    04/01/10      3,410,940
 2,785    Health Net, Inc. .........................    8.375    04/15/11      3,161,304
 3,620    Istar Financial, Inc. ....................    8.750    08/15/08      3,710,500
                                                                            ------------
                                                                              13,626,819
                                                                            ------------
          FOOD & DRUG  0.5%
 2,219    California Farm Lease Trust, 144A--Private
          Placement (a).............................    8.500    07/15/17      2,401,926
 1,200    Jitney-Jungle Stores America, Inc. (c)
          (d).......................................   12.000    03/01/06            120
                                                                            ------------
                                                                               2,402,046
                                                                            ------------
          FOOD & TOBACCO  1.6%
 2,800    Michael Foods, Inc., Ser B................   11.750    04/01/11      3,080,000
 5,520    Smithfield Foods, Inc. ...................    7.625    02/15/08      5,133,600
                                                                            ------------
                                                                               8,213,600
                                                                            ------------
          FOREST PRODUCTS  5.5%
 5,275    Owens-Illinois, Inc. .....................    7.500    05/15/10      4,510,125
 1,775    Owens-Illinois, Inc. .....................    7.800    05/15/18      1,428,875
 5,200    Pacifica Papers, Inc. (Canada)............   10.000    03/15/09      5,330,000
 2,090    Pliant Corp. .............................   13.000    06/01/10      2,110,900
 2,545    Radnor Holdings Corp., Ser B (Canada).....   10.000    12/01/03      2,277,775

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2002

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                 COUPON     MATURITY      VALUE
          FOREST PRODUCTS (CONTINUED)
$3,040    Riverwood International Corp. ............   10.875%   04/01/08   $  3,100,800
 4,025    Tekni-Plex, Inc., Ser B...................   12.750    06/15/10      4,025,000
 5,800    Tembec Industries, Inc. (Canada)..........    7.750    03/15/12      5,626,000
                                                                            ------------
                                                                              28,409,475
                                                                            ------------
          GAMING & LEISURE  9.0%
 2,650    Harrahs Operating Co., Inc. ..............    7.875    12/15/05      2,769,250
 1,910    Harrahs Operating Co., Inc. ..............    8.000    02/01/11      2,098,962
 2,250    Hilton Hotels Corp. ......................    7.950    04/15/07      2,295,137
 1,225    HMH Properties, Inc. .....................    7.875    08/01/05      1,206,625
 4,825    HMH Properties, Inc., Ser B...............    7.875    08/01/08      4,607,875
 5,365    Horseshoe Gaming LLC......................    8.625    05/15/09      5,593,012
 4,785    International Game Technology.............    8.375    05/15/09      5,167,800
 1,660    Park Place Entertainment Corp. ...........    7.875    12/15/05      1,684,900
 2,845    Park Place Entertainment Corp. ...........    8.875    09/15/08      2,951,688
 3,725    Prime Hospitality Corp., Ser B............    8.375    05/01/12      3,576,000
   850    Starwood Hotels Resorts, 144A--Private
          Placement (a).............................    7.375    05/01/07        835,125
 4,515    Starwood Hotels Resorts, 144A--Private
          Placement (a).............................    7.875    05/01/12      4,435,988
 2,975    Station Casinos, Inc. ....................    8.875    12/01/08      3,071,688
 2,800    Station Casinos, Inc. ....................    9.875    07/01/10      3,003,000
 2,820    Venetian Casino Resort LLC, 144A--Private
          Placement (a).............................   11.000    06/15/10      2,844,675
                                                                            ------------
                                                                              46,141,725
                                                                            ------------
          HEALTHCARE  4.4%
 3,690    Amerisourcebergen Corp. ..................    8.125    09/01/08      3,856,050
 1,555    Columbia HCA..............................    6.910    06/15/05      1,626,045
 2,300    Fisher Scientific International, Inc. ....    7.125    12/15/05      2,317,250
   615    Fisher Scientific International, Inc. ....    9.000    02/01/08        639,600
   800    Fresenius Medical Care Capital Trust II...    7.875    02/01/08        678,000
 5,085    Fresenius Medical Care Capital Trust IV...    7.875    06/15/11      4,220,550
 3,840    HCA--The Healthcare Co. ..................    8.750    09/01/10      4,383,348
 3,570    HEALTHSOUTH Corp., 144A--Private Placement
          (a).......................................    7.625    06/01/12      2,865,246
 1,755    Omnicare, Inc., Ser B.....................    8.125    03/15/11      1,833,975
                                                                            ------------
                                                                              22,420,064
                                                                            ------------
          HOUSING  5.6%
 3,400    CB Richard Ellis Service, Inc. ...........   11.250    06/15/11      3,026,000
 4,200    Louisiana Pacific Corp. ..................   10.875    11/15/08      4,436,250
 1,180    Louisiana Pacific Corp. ..................    8.875    08/15/10      1,236,721

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2002

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                 COUPON     MATURITY      VALUE
          HOUSING (CONTINUED)
$4,855    Schuler Homes, Inc. ......................    9.375%   07/15/09   $  4,915,688
 2,300    Tech Olympic USA, Inc., 144A--Private
          Placement (a).............................    9.000    07/01/10      2,179,250
 2,100    Tech Olympic USA, Inc., 144A--Private
          Placement (a).............................   10.375    07/01/12      1,937,250
 5,025    Toll Corp. ...............................    8.250    02/01/11      4,999,875
 5,600    Webb (Del E.) Corp. ......................   10.250    02/15/10      6,167,000
                                                                            ------------
                                                                              28,898,034
                                                                            ------------
          INFORMATION TECHNOLOGY  1.1%
 9,000    CHS Electronics, Inc. (c) (d).............    9.875    04/15/05        180,000
 3,500    Fairchild Semiconductor Corp. ............   10.375    10/01/07      3,675,000
   470    Flextronics International Ltd.
          (Singapore)...............................    8.750    10/15/07        472,350
 1,125    Flextronics International Ltd.
          (Singapore)...............................    9.875    07/01/10      1,170,000
                                                                            ------------
                                                                               5,497,350
                                                                            ------------
          MANUFACTURING  4.9%
 2,100    American Plumbing & Mechanical............   11.625    10/15/08      1,165,500
 2,100    Anchor Lamina, Inc. (Canada)..............    9.875    02/01/08        661,500
 1,650    Case Corp., Ser B.........................    6.250    12/01/03      1,584,551
 1,850    Case Credit Corp. ........................    6.125    02/15/03      1,787,126
 4,500    Eagle-Picher Industries, Inc. ............    9.375    03/01/08      3,532,500
 1,335    Foamex LP/Capital Corp., 144A--Private
          Placement (a).............................   10.750    04/01/09      1,234,875
 1,605    Johnsondiversey, Inc., 144A--Private
          Placement (a).............................    9.625    05/15/12      1,596,975
 2,045    Manitowoc, Inc., 144A--Private Placement
          (a).......................................   10.500    08/01/12      2,121,688
 1,040    NMHG Holdings Co., 144A--Private Placement
          (a).......................................   10.000    05/15/09      1,055,600
 1,580    Numatics, Inc., Ser B.....................    9.625    04/01/08        797,900
 6,000    Outsourcing Services Group, Inc., Ser B...   10.875    03/01/06      4,680,000
 1,417    Reunion Industries, Inc. (c)..............   13.000    05/01/03        800,605
 2,335    Trimas Corp., 144A--Private Placement
          (a).......................................    9.875    06/15/12      2,323,325
 2,130    Tyco International Group SA
          (Luxembourg)..............................    6.750    02/15/11      1,760,445
                                                                            ------------
                                                                              25,102,590
                                                                            ------------
          METALS  2.5%
 9,380    Doe Run Resources Corp., Ser B (c)........   11.250    03/15/05      2,391,900
 6,655    GS Technologies Operating, Inc. (c) (d)...   12.000    09/01/04        299,475
 2,450    GS Technologies Operating, Inc. (c) (d)...   12.250    10/01/05        110,250

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2002

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                 COUPON     MATURITY      VALUE
          METALS (CONTINUED)
$3,240    Intermet Corp., 144A--Private Placement
          (a).......................................    9.750%   06/15/09   $  3,304,800
 2,855    Murrin Murrin Holdings Property Ltd.
          (Australia)...............................    9.375    08/31/07        874,344
 1,655    Oregon Steel Mills, Inc., 144A--Private
          Placement (a).............................   10.000    07/15/09      1,714,994
 5,000    Renco Steel Holdings, Inc., Ser B.........   10.875    02/01/05        375,000
 7,525    Republic Technologies International LLC
          (c) (d)...................................   13.750    07/15/09        526,750
 3,125    Ucar Finance, Inc. .......................   10.250    02/15/12      3,156,250
                                                                            ------------
                                                                              12,753,763
                                                                            ------------
          RETAIL  1.3%
 2,585    Autonation, Inc. .........................    9.000    08/01/08      2,714,250
 3,725    Big 5 Corp., Ser B (e)....................   10.875    11/15/07      3,822,781
                                                                            ------------
                                                                               6,537,031
                                                                            ------------
          SERVICES  2.6%
 6,020    Allied Waste North America, Inc. .........   10.000    08/01/09      5,959,800
 1,500    Encompass Services Corp. .................   10.500    05/01/09        157,500
 6,250    Hydrochem Industrial Services, Inc., Ser
          B.........................................   10.375    08/01/07      5,031,250
 1,900    Waste Management, Inc. ...................    7.000    10/15/06      1,962,924
                                                                            ------------
                                                                              13,111,474
                                                                            ------------
          TELECOMMUNICATIONS  2.8%
 2,660    360networks, Inc. (Canada) (c) (d)........   13.000    05/01/08            266
 2,800    360networks, Inc. (Canada) (Euro) (c)
          (d).......................................   13.000    05/01/08          6,868
 2,085    Asia Global Crossing (Bermuda) (c)........   13.375    10/15/10        344,025
 6,650    E.Spire Communications, Inc. (c) (d)......   10.000    11/01/05            665
 4,210    Exodus Communications, Inc. (c) (d).......   11.250    07/01/08        252,600
 3,430    Exodus Communications, Inc. (c) (d).......   11.625    07/15/10        205,800
 2,750    Exodus Communications, Inc. (Euro) (c)
          (d).......................................   11.375    07/15/08        161,824
   192    Focal Communications Corp., Ser B.........   11.875    01/15/10         31,680
 9,335    Global Crossing Holdings Ltd. (Bermuda)
          (c) (d)...................................    9.125    11/15/06        151,694
 3,500    Global Crossing Holdings Ltd. (Bermuda)
          (c) (d)...................................    8.700    08/01/07         56,875
 3,305    Globix Corp. (c) (d)......................   12.500    02/01/10        611,425
 5,305    GST Network Funding, Inc. (c) (d).........   10.500    05/01/08        159,150
12,590    GT Group Telecom, Inc. (Canada) (b)....... 0/13.250    02/01/10         78,688
11,075    ICG Holdings, Inc. (c) (d)................   13.500    09/15/05        110,750
 2,500    ICG Holdings, Inc. (c) (d)................   12.500    05/01/06         25,000
 3,400    Jazztel PLC (United Kingdom) (Euro).......   13.250    12/15/09        383,660

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2002

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                 COUPON     MATURITY      VALUE
          TELECOMMUNICATIONS (CONTINUED)
$3,450    Jazztel PLC (United Kingdom) (Euro).......   14.000%   07/15/10   $    287,703
 4,525    Madison River Capital/Madison River
          Financial.................................   13.250    03/01/10      2,782,875
 4,335    Metromedia Fiber Network, Inc. (c) (d)....   10.000    12/15/09         43,350
 1,925    MGC Communications, Inc., Ser B (c) (d)...   13.000    10/01/04        779,625
 2,030    Netia Holdings BV (Netherlands) (Euro)
          (c).......................................   13.750    06/15/10        299,068
 1,525    Netia Holdings BV, Ser B (Netherlands)
          (c).......................................   10.250    11/01/07        266,875
 6,965    Netia Holdings BV, Ser B (Netherlands)
          (c).......................................   11.250    11/01/07      1,218,875
 1,165    Nextlink Communications, Inc. (b) (c)
          (d).......................................  0/9.450    04/15/08         17,475
 2,265    Nextlink Communications, Inc. (b) (c)
          (d)....................................... 0/12.125    12/01/09         33,975
 4,510    Nextlink Communications, Inc. (c) (d).....   10.500    12/01/09         67,650
 3,000    Park N View, Inc., Ser B (c) (d)..........   13.000    05/15/08         30,000
 3,500    PF Net Communications, Inc. (c) (d).......   13.750    05/15/10         26,250
 6,875    Primus Telecom Group......................    9.875    05/15/08      3,334,375
11,565    PSINet, Inc. (c) (d)......................   10.500    12/01/06      1,185,413
 1,750    PSINet, Inc. (Euro) (c) (d)...............   10.500    12/01/06        128,723
   425    Viatel, Inc. (b) (c) (d).................. 0/12.500    04/15/08          3,188
 7,790    Viatel, Inc. (c) (d)......................   11.500    03/15/09         58,425
 1,790    WorldCom, Inc. (c) (d)....................    6.950    08/15/28        255,075
 7,870    WorldCom, Inc. (c) (d)....................    8.250    05/15/31      1,121,475
 5,800    Worldwide Fiber, Inc. (Canada) (c) (d)....   12.000    08/01/09            580
                                                                            ------------
                                                                              14,521,945
                                                                            ------------
          TRANSPORTATION  4.8%
 9,885    Aetna Industries, Inc. (c) (d)............   11.875    10/01/06      1,581,600
   117    Aran Shipping & Trading, SA (c)...........    8.300    01/31/04              0
 1,580    ArvinMeritor, Inc. .......................    8.750    03/01/12      1,676,589
 1,405    Collins & Aikman Products Co. ............   11.500    04/15/06      1,331,238
 3,725    Collins & Aikman Products Co. ............   10.750    12/31/11      3,687,750
 5,275    Dana Corp. ...............................    9.000    08/15/11      5,064,000
 1,700    Dana Corp. (Euro).........................    9.000    08/15/11      1,504,951
 2,950    Dura Operating Corp., Ser B...............    8.625    04/15/12      3,009,000
 1,835    Lear Corp., Ser B.........................    8.110    05/15/09      1,931,338
 3,035    Metaldyne Corp., 144A--Private Placement
          (a).......................................   11.000    06/15/12      2,678,388
 2,045    Stoneridge, Inc. .........................   11.500    05/01/12      2,116,575
                                                                            ------------
                                                                              24,581,429
                                                                            ------------
          UTILITY  1.2%
 3,500    Calpine Corp. ............................    8.625    08/15/10      1,907,500
    30    Calpine Corp. ............................    8.500    02/15/11         15,900
 3,255    Dynegy Holdings, Inc. ....................    6.875    04/01/11      1,122,975

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2002

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                 COUPON     MATURITY      VALUE
          UTILITY (CONTINUED)
$2,450    PG & E National Energy Group, Inc. .......   10.375%   05/16/11   $    918,750
 2,900    PSEG Energy Holdings, Inc., 144A--Private
          Placement (a).............................    8.625    02/15/08      2,177,593
                                                                            ------------
                                                                               6,142,718
                                                                            ------------
          WIRELESS COMMUNICATIONS  4.3%
 1,645    Alamosa Delaware, Inc. ...................   12.500    02/01/11        551,075
 6,480    Alamosa PCS Holdings, Inc. (b)............ 0/12.875    02/15/10        939,600
 2,525    American Cellular Corp. ..................    9.500    10/15/09        353,500
 4,370    American Tower Corp. .....................    9.375    02/01/09      2,731,250
 3,610    Centennial Cellular Operating Co. ........   10.750    12/15/08      1,823,050
 5,925    CTI Holdings SA (Argentina) (b)........... 0/11.500    04/15/08        325,875
 3,610    Dobson Communications Corp. ..............   10.875    07/01/10      2,653,350
 9,675    IPCS, Inc. (b)............................ 0/14.000    07/15/10      1,499,625
 6,650    Microcell Telecommunications, Ser B
          (Canada)..................................   14.000    06/01/06         83,125
 1,900    Nextel Communications, Inc. (b)...........  0/9.950    02/15/08      1,396,500
 1,000    Nextel Communications, Inc. ..............   12.000    11/01/08        855,000
 3,880    Nextel Communications, Inc. ..............    9.375    11/15/09      3,045,800
 1,750    PTC International Finance (Luxembourg)
          (Euro)....................................   10.875    05/01/08      1,711,273
 6,650    Spectrasite Holdings, Inc. (b)............ 0/11.250    04/15/09      1,163,750
 2,167    Tritel PCS, Inc. .........................   10.375    01/15/11      2,058,650
 4,040    US Unwired, Inc. (b)...................... 0/13.375    11/01/09        949,400
                                                                            ------------
                                                                              22,140,823
                                                                            ------------
TOTAL CORPORATE BONDS  84.0%.............................................    431,537,477
                                                                            ------------
          CONVERTIBLE CORPORATE OBLIGATIONS  1.5%
          INFORMATION TECHNOLOGY  0.8%
 9,535    Solectron Corp., LYON.....................    *        11/20/20      4,195,400
                                                                            ------------

          MANUFACTURING  0.7%
 8,320    Corning, Inc. ............................    *        11/08/15      3,660,800
                                                                            ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2002

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                 COUPON     MATURITY      VALUE
          TELECOMMUNICATIONS  0.0%
$   76    KPNQwest NV (Netherlands) (d).............   10.000%   03/15/12   $        190
   220    KPNQwest NV (Netherlands) (Euro) (d)......   10.000    03/15/12            540
                                                                            ------------
                                                                                     730
                                                                            ------------
TOTAL CONVERTIBLE CORPORATE OBLIGATIONS  1.5%............................      7,856,930
                                                                            ------------
          FOREIGN GOVERNMENT OBLIGATIONS  2.6%
   365    Federal Republic of Brazil (Brazil).......   11.000    01/11/12        223,563
 4,304    Federal Republic of Brazil (Brazil).......    8.000    04/15/14      2,684,916
 2,812    Republic of Colombia (Columbia)...........    9.750    04/09/11      2,748,390
 1,500    Republic of Columbia (Columbia)...........    9.750    04/23/09      1,398,750
 5,905    United Mexican States (Mexico)............    8.375    01/14/11      6,303,588
                                                                            ------------

TOTAL FOREIGN GOVERNMENT OBLIGATIONS.....................................     13,359,207
                                                                            ------------


EQUITIES  3.1%
AT&T Canada, Inc., Class B (31,718 ADR Common Shares)
  (Canada) (f)..............................................  $  1,015,928
Broadwing Communications, Inc. (73,300 Preferred Shares,
  12.50% coupon, $1,000 par per share)......................       733,000
Contour Energy Co. (75,000 Common Shares) (f)...............         2,887
DecisionOne Corp. (14,162 Common Stock Warrants Class B)
  (f).......................................................             0
DecisionOne Corp. (14,661 Common Shares) (f)................             0
DecisionOne Corp. (8,219 Common Stock Warrants Class A)
  (f).......................................................             0
DecisionOne Corp. (8,400 Common Stock Warrants Class C)
  (f).......................................................             0
Dobson Communications Corp. (34,810 Preferred Shares, 13.00%
  coupon, $1,000 par per share) (g).........................       774,522
Focal Communications Corp. (1,256 Common Shares) (f)........         1,294
Globalstar Telecommunications, 144A--Private Placement (285
  Common Stock Warrants) (a) (f)............................             3
GT Group Telecom, Inc., 144A--Private Placement (12,590
  Common Stock Warrants) (Canada) (a) (f)...................           126
HF Holdings, Inc. (36,820 Common Stock Warrants) (f)........           368
Intermedia Communications, Inc. (14,730 Preferred Shares,
  Ser B, 13.50% coupon, $1,000 par per share)...............        62,602
Intersil Holding Corp., Class A (31,481 Common Shares)
  (f).......................................................       532,659
IPCS, Inc., 144A--Private Placement (9,675 Common Stock
  Warrants) (a) (f).........................................            97
Jazztel PLC (3,450 Common Stock Warrants) (United Kingdom)
  (f).......................................................            34
McLeodUSA, Inc. (24,783 Preferred Shares, Ser A) (f)........        58,488
McLeodUSA, Inc. (54,917 Common Stock Warrants) (f)..........         4,943

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2002

                                                                 MARKET
DESCRIPTION                                                      VALUE
EQUITIES (CONTINUED)
McLeodUSA, Inc., Class A (3,462 Common Shares) (f)..........  $      1,350
Mediq, Inc. (5,526 Common Shares) (f).......................        30,006
Motient Corp. (22,388 Common Shares) (f)....................        28,657
Motient Corp., 144A--Private Placement (300 Common Stock
  Warrants) (a) (f).........................................             3
Nextel Communications, Inc. (60,290 Preferred Shares, Ser D,
  13.00% coupon, $1,000 par per share) (f) (g)..............     3,753,052
Nextlink Communications, Inc. (2,490 Preferred Shares, Ser
  B, 13.50% coupon, $1,000 par per share) (d) (f) (g).......            25
NTL, Inc., 144A--Private Placement (6,889 Common Stock
  Warrants) (a) (f).........................................         1,206
Occidente Y Caribe Celular SA, 144A--Private Placement
  (20,850 Common Stock Warrants) (a) (f)....................           208
Ono Finance PLC, 144A--Private Placement (4,710 Common Stock
  Warrants) (United Kingdom) (a) (f)........................         1,766
OpTel, Inc. (3,275 Common Shares) (f).......................            33
Park N View, Inc., 144A--Private Placement (3,000 Common
  Stock Warrants) (a) (d) (f)...............................            30
Paxon Communication Corp. (35,300 Preferred Shares, 13.25%
  coupon, $1,000 par per share) (g).........................     2,126,825
PF Net Communications, Inc., 144A--Private Placement (3,500
  Common Stock Warrants) (a) (f)............................            35
Pioneer Cos., Inc. (71,438 Common Shares) (f)...............       128,588
Primus Telecommunications Group (2,000 Common Stock
  Warrants) (f).............................................            20
Republic Technologies International, Inc., 144A--Private
  Placement (7,525 Common Stock Warrants) (a) (d) (f).......            75
Rural Cellular Corp. (115,160 Preferred Shares, 11.375%
  coupon, $1,000 par per share) (g).........................     2,331,990
Song Networks Holding AB (5,195 ADR Common Shares) (Sweden)
  (f).......................................................           312
Star Gas Partners, L.P. (1,219 Units of Limited Partnership
  Interests)................................................        22,137
Startec Global Communications, 144A--Private Placement
  (8,100 Common Stock Warrants) (a) (f).....................            81
Terex Corp. (28,000 Common Stock Rights) (f)................             0
TNP Enterprises, Inc. (48,850 Preferred Shares, Ser D,
  14.50% coupon, $1,000 par per share) (g)..................     4,408,712
UIH Australia/Pacific, Inc. (5,000 Common Stock Warrants)
  (f).......................................................            50
VS Holdings, Inc. (568,177 Common Shares) (f)...............       106,079
                                                              ------------

TOTAL EQUITIES  3.1%........................................    16,128,191
                                                              ------------

TOTAL LONG-TERM INVESTMENTS  91.2%
    (Cost $766,536,651).....................................   468,881,805

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2002

                                                                 MARKET
DESCRIPTION                                                      VALUE
REPURCHASE AGREEMENT  7.0%
Banc of America Securities LLC ($35,755,000 par
  collateralized by U.S. Government obligations in a pooled
  cash account, dated 08/30/02, to be sold on 09/03/02 at
  $35,762,350) (Cost $35,755,000)...........................  $ 35,755,000
                                                              ------------

TOTAL INVESTMENTS  98.2%
    (Cost $802,291,651).....................................   504,636,805
OTHER ASSETS IN EXCESS OF LIABILITIES  1.8%.................     9,378,151
                                                              ------------

NET ASSETS  100.0%..........................................  $514,014,956
                                                              ============

 * Zero coupon bond

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(b) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(c) Non-income producing as security is in default.

(d) This borrower has filed for protection in federal bankruptcy court.

(e) Assets segregated as collateral for open forward transactions.

(f) Non-income producing security.

(g) Payment-in-kind security.

ADR--American Depositary Receipt
LYON--Liquid Yield Option Note

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
August 31, 2002

ASSETS:
Total Investments (Cost $802,291,651).......................  $  504,636,805
Cash........................................................             137
Receivables:
  Interest..................................................      12,202,144
  Investments Sold..........................................       2,856,326
  Fund Shares Sold..........................................       1,882,248
Other.......................................................         142,276
                                                              --------------
    Total Assets............................................     521,719,936
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       2,992,561
  Income Distributions......................................       1,857,922
  Fund Shares Repurchased...................................       1,779,797
  Distributor and Affiliates................................         358,060
  Investment Advisory Fee...................................         233,612
Accrued Expenses............................................         240,585
Trustees' Deferred Compensation and Retirement Plans........         202,239
Forward Foreign Currency Contract...........................          40,204
                                                              --------------
    Total Liabilities.......................................       7,704,980
                                                              --------------
NET ASSETS..................................................  $  514,014,956
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $1,043,498,574
Accumulated Undistributed Net Investment Income.............     (15,440,098)
Accumulated Net Realized Loss...............................    (216,352,369)
Net Unrealized Depreciation.................................    (297,691,151)
                                                              --------------
NET ASSETS..................................................  $  514,014,956
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $308,491,152 and 97,857,778 shares of
    beneficial interest issued and outstanding).............  $         3.15
    Maximum sales charge (4.75%* of offering price).........             .16
                                                              --------------
    Maximum offering price to public........................  $         3.31
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $168,775,463 and 53,339,192 shares of
    beneficial interest issued and outstanding).............  $         3.16
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $36,748,341 and 11,725,410 shares of
    beneficial interest issued and outstanding).............  $         3.13
                                                              ==============

* On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended August 31, 2002

INVESTMENT INCOME:
Interest....................................................  $  66,552,051
Dividends...................................................      3,097,476
Other.......................................................        220,910
                                                              -------------
    Total Income............................................     69,870,437
                                                              -------------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $837,049, $2,125,854 and $472,001,
  respectively).............................................      3,434,904
Investment Advisory Fee.....................................      3,304,154
Shareholder Services........................................      1,270,257
Custody.....................................................         74,598
Trustees' Fees and Related Expenses.........................         28,115
Legal.......................................................         21,969
Other.......................................................        414,372
                                                              -------------
    Total Expenses..........................................      8,548,369
    Less Credits Earned on Cash Balances....................         26,011
                                                              -------------
    Net Expenses............................................      8,522,358
                                                              -------------
NET INVESTMENT INCOME.......................................  $  61,348,079
                                                              =============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ (74,250,601)
  Forward Foreign Currency Contract.........................     (1,090,095)
  Foreign Currency Transactions.............................        138,555
                                                              -------------
Net Realized Loss...........................................    (75,202,141)
                                                              -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (208,501,760)
                                                              -------------
  End of the Period:
    Investments.............................................   (297,654,846)
    Forward Foreign Currency Contract.......................        (40,204)
    Foreign Currency Translation............................          3,899
                                                              -------------
                                                               (297,691,151)
                                                              -------------
Net Unrealized Depreciation During the Period...............    (89,189,391)
                                                              -------------
NET REALIZED AND UNREALIZED LOSS............................  $(164,391,532)
                                                              =============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(103,043,453)
                                                              =============

See Notes to Financial Statements

Statements of Changes in Net Assets

                                                        YEAR ENDED         YEAR ENDED
                                                      AUGUST 31, 2002    AUGUST 31, 2001
                                                      ----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................................  $  61,348,079      $  76,409,177
Net Realized Loss....................................    (75,202,141)       (76,486,992)
Net Unrealized Depreciation During the Period........    (89,189,391)       (75,914,495)
                                                       -------------      -------------
Change in Net Assets from Operations.................   (103,043,453)       (75,992,310)
                                                       -------------      -------------

Distributions from Net Investment Income:
  Class A Shares.....................................    (39,465,139)       (48,820,753)
  Class B Shares.....................................    (22,497,111)       (27,920,646)
  Class C Shares.....................................     (5,037,475)        (6,374,410)
                                                       -------------      -------------
                                                         (66,999,725)       (83,115,809)
                                                       -------------      -------------

Return of Capital Distribution:
  Class A Shares.....................................     (3,148,224)          (689,811)
  Class B Shares.....................................     (1,750,514)          (397,113)
  Class C Shares.....................................       (390,906)           (91,210)
                                                       -------------      -------------
                                                          (5,289,644)        (1,178,134)
                                                       -------------      -------------
Total Distributions..................................    (72,289,369)       (84,293,943)
                                                       -------------      -------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES..   (175,332,822)      (160,286,253)
                                                       -------------      -------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold............................    230,137,084        340,214,717
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.......................................     44,727,982         48,871,390
Cost of Shares Repurchased...........................   (288,241,556)      (319,107,793)
                                                       -------------      -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS...    (13,376,490)        69,978,314
                                                       -------------      -------------
TOTAL DECREASE IN NET ASSETS.........................   (188,709,312)       (90,307,939)
NET ASSETS:
Beginning of the Period..............................    702,724,268        793,032,207
                                                       -------------      -------------
End of the Period (Including accumulated
  undistributed net investment income of
  ($15,440,098) and ($7,555,855), respectively)......  $ 514,014,956      $ 702,724,268
                                                       =============      =============

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                  YEAR ENDED AUGUST 31,
CLASS A SHARES                         --------------------------------------------
                                       2002 (a)    2001     2000     1999     1998
                                       --------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.............................  $  4.23    $ 5.24   $ 5.68   $ 6.06   $ 6.55
                                       -------    ------   ------   ------   ------
  Net Investment Income..............      .39       .51      .59      .63      .61
  Net Realized and Unrealized Loss...    (1.01)     (.96)    (.43)    (.37)    (.48)
                                       -------    ------   ------   ------   ------
Total from Investment Operations.....     (.62)     (.45)     .16      .26      .13
                                       -------    ------   ------   ------   ------
Less:
  Distributions from Net Investment
    Income...........................      .43       .55      .60      .64      .62
  Return of Capital Distributions....      .03       .01      -0-      -0-      -0-
                                       -------    ------   ------   ------   ------
Total Distributions..................      .46       .56      .60      .64      .62
                                       -------    ------   ------   ------   ------
NET ASSET VALUE, END OF THE PERIOD...  $  3.15    $ 4.23   $ 5.24   $ 5.68   $ 6.06
                                       =======    ======   ======   ======   ======

Total Return (b).....................  -15.75%    -9.04%    3.09%    4.41%    1.66%
Net Assets at End of the Period (In
  millions)..........................  $ 308.5    $394.4   $465.0   $492.4   $499.3
Ratio of Expenses to Average Net
  Assets.............................    1.08%     1.05%    1.03%    1.03%    1.00%
Ratio of Net Investment Income to
  Average Net Assets.................   10.39%    10.93%   10.90%   10.65%    9.33%
Portfolio Turnover...................      83%       80%      68%      51%      90%

(a) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities and presenting paydown gains and losses on mortgage- and asset-backed securities as interest income. The effect of these changes for the period ended August 31, 2002 was to decrease the ratio of net investment income to average net assets from 10.49% to 10.39%. Net investment income per share and net realized gains and losses per share were unaffected by the adjustments. Per share, ratios and supplemental data for periods prior to August 31, 2002 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                   YEAR ENDED AUGUST 31,
CLASS B SHARES                          --------------------------------------------
                                        2002 (a)    2001     2000     1999     1998
                                        --------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..............................  $  4.24    $ 5.25   $ 5.68   $ 6.06   $ 6.56
                                        -------    ------   ------   ------   ------
  Net Investment Income...............      .35       .48      .55      .58      .57
  Net Realized and Unrealized Loss....    (1.01)     (.97)    (.43)    (.37)    (.49)
                                        -------    ------   ------   ------   ------
Total from Investment Operations......     (.66)     (.49)     .12      .21      .08
                                        -------    ------   ------   ------   ------
Less:
  Distributions from Net Investment
    Income............................      .39       .51      .55      .59      .58
  Return of Capital Distributions.....      .03       .01      -0-      -0-      -0-
                                        -------    ------   ------   ------   ------
Total Distributions...................      .42       .52      .55      .59      .58
                                        -------    ------   ------   ------   ------
NET ASSETS VALUE, END OF THE PERIOD...  $  3.16    $ 4.24   $ 5.25   $ 5.68   $ 6.06
                                        =======    ======   ======   ======   ======

Total Return (b)......................  -16.12%    -9.80%    2.43%    3.57%     .77%
Net Assets at End of the Period (In
  millions)...........................  $ 168.8    $249.6   $268.7   $318.2   $283.1
Ratio of Expenses to Average Net
  Assets..............................    1.84%     1.83%    1.78%    1.79%    1.79%
Ratio of Net Investment Income to
  Average Net Assets..................    9.67%    10.13%   10.15%    9.88%    8.52%
Portfolio Turnover....................      83%       80%      68%      51%      90%

(a) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities and presenting paydown gains and losses on mortgage- and asset-backed securities as interest income. The effect of these changes for the period ended August 31, 2002 was to decrease the ratio of net investment income to average net assets from 9.77% to 9.67%. Net investment income per share and net realized gains and losses per share were unaffected by the adjustments. Per share, ratios and supplemental data for periods prior to August 31, 2002 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4% charged on certain redemptions made within the first and second year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                    YEAR ENDED AUGUST 31,
CLASS C SHARES                         -----------------------------------------------
                                       2002 (a)     2001       2000     1999     1998
                                       -----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.............................  $  4.20     $  5.22    $ 5.65    $6.04    $6.53
                                       -------     -------    ------    -----    -----
  Net Investment Income..............      .35         .48       .55      .58      .57
  Net Realized and Unrealized Loss...    (1.00)       (.98)     (.43)    (.38)    (.49)
                                       -------     -------    ------    -----    -----
Total from Investment Operations.....     (.65)       (.50)      .12      .20      .08
                                       -------     -------    ------    -----    -----
Less:
  Distributions from Net Investment
    Income...........................      .39         .51       .55      .59      .57
  Return of Capital Distributions....      .03         .01       -0-      -0-      -0-
                                       -------     -------    ------    -----    -----
Total Distributions..................      .42         .52       .55      .59      .57
                                       -------     -------    ------    -----    -----
NET ASSET VALUE, END OF THE PERIOD...  $  3.13     $  4.20    $ 5.22    $5.65    $6.04
                                       =======     =======    ======    =====    =====

Total Return (b).....................  -16.04%     -10.06%     2.45%    3.42%     .93%
Net Assets at End of the Period (In
  millions)..........................  $  36.7     $  58.7    $ 59.4    $67.3    $55.8
Ratio of Expenses to Average Net
  Assets.............................    1.84%       1.82%     1.78%    1.79%    1.79%
Ratio of Net Investment Income to
  Average Net Assets.................    9.68%      10.12%    10.15%    9.87%    8.49%
Portfolio Turnover...................      83%         80%       68%      51%      90%

(a) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities and presenting paydown gains and losses on mortgage- and asset-backed securities as interest income. The effect of these changes for the period ended August 31, 2002 was to decrease the ratio of net investment income to average net assets from 9.78% to 9.68%. Net investment income per share and net realized gains and losses per share were unaffected by the adjustments. Per share, ratios and supplemental data for periods prior to August 31, 2002 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1% charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

August 31, 2002

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen High Income Corporate Bond Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek to maximize current income. Capital appreciation is a secondary objective which is sought only when consistent with the Fund's primary investment objective. The Fund commenced investment operations on October 2, 1978. The distribution of the Fund's Class B and Class C shares commenced on July 2, 1992 and July 6, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Fixed income investments and preferred stock are stated at value using market quotations or indications of value obtained from an independent pricing service. Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At August 31, 2002, there were no when-issued or delayed delivery purchase commitments.

NOTES TO
FINANCIAL STATEMENTS

August 31, 2002

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Discounts on debt securities are accreted and premiums are amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

    As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. Prior to September 1, 2001, the Fund did not amortize premiums on fixed income securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $1,168,050 reduction in cost of securities and a corresponding $1,168,050 decrease in net unrealized depreciation based on securities held by the Fund on September 1, 2001.

    The effect of this change for the year ended August 31, 2002 was to decrease net investment income by $607,466; increase net unrealized depreciation by $187,544, and decrease net realized loss by $795,010. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

    The revised version of the Guide also requires that paydown gains and losses on mortgage- and asset-backed securities be presented as interest income. Previously, paydown gains and losses on mortgage- and asset-backed securities were shown as a component of realized gain/loss. The effect of this change for the year ended August 31, 2002 was an increase in net investment income and an increase in net realized loss of $2,329.

NOTES TO
FINANCIAL STATEMENTS

August 31, 2002

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At August 31, 2002, the Fund had an accumulated capital loss carryforward for tax purposes of $149,845,954 which expires between August 31, 2003 and August 31, 2010. Of this amount, $8,026,371 will expire on August 31, 2003.

    At August 31, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $ 806,115,303
                                                                -------------
Gross tax unrealized appreciation...........................    $  10,336,941
Gross tax unrealized depreciation...........................     (311,815,439)
                                                                -------------
Net tax unrealized depreciation on investments..............    $(301,478,498)
                                                                =============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains which are included in ordinary income for tax purposes.

    The tax character of distributions paid during 2002 and 2001 was as follows:

                                                               2002           2001
Distributions paid from:
  Ordinary income.........................................  $67,777,960    $78,237,130
  Long-term capital gain..................................            0              0
  Return of capital.......................................    5,289,644      1,176,956
                                                            -----------    -----------
                                                            $73,067,604    $79,414,086
                                                            ===========    ===========

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent book and tax basis differences relating to the return of capital distributions of $5,288,466 were reclassified from accumulated undistributed net investment income to capital. Additionally, permanent book and tax differences of $109,500 related to consent fee income and net realized foreign currency gains totaling $951,540 were reclassified from accumulated undistributed net investment income to accumulated

NOTES TO
FINANCIAL STATEMENTS

August 31, 2002

net realized loss. Also, $2,329 relating to the recognition of net realized gains on paydowns of mortgage pool obligations was reclassed from accumulated undistributed net investment income to accumulated net realized loss.

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of post October losses which are not realized for tax purposes until the first day of the following fiscal year, gains or losses recognized for tax purposes on open forward transactions and the deferral of losses relating to wash sale transactions.

F. EXPENSE REDUCTIONS During the year ended August 31, 2002, the Fund's custody fee was reduced by $26,011 as a result of credits earned on cash balances.

G. FOREIGN CURRENCY TRANSLATION Asset and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Realized gain and loss on foreign currency transactions on the Statement of Operations includes the net realized amount from the sale of foreign currency and the amount realized between trade date and settlement date on securities transactions. Income and expenses are translated at rates prevailing when accrued.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $150 million..........................................       .625%
Next $150 million...........................................       .550%
Over $300 million...........................................       .500%

    For the year ended August 31, 2002, the Fund recognized expenses of approximately $22,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Services Agreement, the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended August 31, 2002, the Fund recognized expenses of

NOTES TO
FINANCIAL STATEMENTS

August 31, 2002

approximately $48,300 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund which are reported as part of "Other" expenses in the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended August 31, 2002, the Fund recognized expenses of approximately $1,073,000 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $106,681 are included in "Other" assets on the Statement of Assets and Liabilities at August 31, 2002. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

August 31, 2002

3. CAPITAL TRANSACTIONS

At August 31, 2002, capital aggregated $714,367,276, $267,698,375 and
$61,432,923 for Classes A, B and C, respectively. For the year ended August 31, 2002, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................   43,036,471    $ 156,947,668
  Class B...............................................   14,393,907       54,065,376
  Class C...............................................    5,086,893       19,124,040
                                                          -----------    -------------
Total Sales.............................................   62,517,271    $ 230,137,084
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................    7,663,334    $  28,081,716
  Class B...............................................    3,700,189       13,621,096
  Class C...............................................      827,467        3,025,170
                                                          -----------    -------------
Total Dividend Reinvestment.............................   12,190,990    $  44,727,982
                                                          ===========    =============
Repurchases:
  Class A...............................................  (46,154,430)   $(170,429,188)
  Class B...............................................  (23,650,355)     (87,390,797)
  Class C...............................................   (8,155,800)     (30,421,571)
                                                          -----------    -------------
Total Repurchases.......................................  (77,960,585)   $(288,241,556)
                                                          ===========    =============

NOTES TO
FINANCIAL STATEMENTS

August 31, 2002

    At August 31, 2001, capital aggregated $702,941,005, $289,139,154, and
$70,083,371 for Classes A, B and C, respectively. For the year ended August 31, 2001, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................   39,566,053    $ 183,387,498
  Class B...............................................   25,823,429      121,621,870
  Class C...............................................    7,516,010       35,205,349
                                                          -----------    -------------
Total Sales.............................................   72,905,492    $ 340,214,717
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................    6,736,427    $  30,752,478
  Class B...............................................    3,217,974       14,676,957
  Class C...............................................      761,816        3,441,955
                                                          -----------    -------------
Total Dividend Reinvestment.............................   10,716,217    $  48,871,390
                                                          ===========    =============
Repurchases:
  Class A...............................................  (41,661,180)   $(193,713,914)
  Class B...............................................  (21,292,875)     (99,170,760)
  Class C...............................................   (5,683,215)     (26,223,119)
                                                          -----------    -------------
Total Repurchases.......................................  (68,637,270)   $(319,107,793)
                                                          ===========    =============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the years ended August 31, 2002 and 2001, 2,088,300 and 1,820,303 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above table as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended August 31, 2002 and 2001, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five

NOTES TO
FINANCIAL STATEMENTS

August 31, 2002

years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                               CONTINGENT DEFERRED
                                                                   SALES CHARGE
                                                                 AS A PERCENTAGE
                                                                 OF DOLLAR AMOUNT
                                                                SUBJECT TO CHARGE
                                                            --------------------------
YEAR OF REDEMPTION                                          CLASS B            CLASS C
First.....................................................    4.00%              1.00%
Second....................................................    4.00%               None
Third.....................................................    3.00%               None
Fourth....................................................    2.50%               None
Fifth.....................................................    1.50%               None
Sixth and Thereafter......................................     None               None

    For the year ended August 31, 2002, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $125,600 and CDSC on redeemed shares of approximately $608,200. Sales charges do not represent expenses of the Fund.

    On October 27, 2000, the Fund acquired all of the assets and liabilities of the Van Kampen High Yield and Total Return Fund (the "VKHYTR Fund") through a tax free reorganization approved by VKHYTR Fund shareholders on October 11, 2000. The Fund issued 1,164,310, 3,514,197 and 907,160 shares of Classes A, B and C valued at $5,670,192, $17,149,280, and $4,399,728, respectively, in exchange for VKHYTR Fund's net assets. The shares of VKHYTR Fund were converted into Fund shares at a ratio of .5025 to 1, .5045 to 1 and .5013 to 1, for Classes A, B and C, respectively. Included in these net assets was a capital loss carryforward of $2,747,360 and deferred wash sale losses of $49,802 which is included in accumulated net realized gain/loss. Net unrealized depreciation of VKHYTR Fund as of October 27, 2000 was $5,150,365. Shares issued in connection with this reorganization are included in proceeds from shares sold for the year ended August 31, 2001. Combined net assets on the day of reorganization were $721,982,089.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $479,519,991 and $510,469,820, respectively.

NOTES TO
FINANCIAL STATEMENTS

August 31, 2002

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio, manage the Fund's effective yield, foreign currency exposure, maturity and duration or generate potential gain. All of the Fund's holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures or forward commitment. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures or forward commitment.

    Purchasing securities on a forward commitment involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. Selling securities on a forward commitment involves different risks and can result in losses more significant than those arising from the purchase of such securities. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Upon the settlement of the contract, a realized gain or loss is recognized and is included as a component of realized gain/loss on forwards. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    The following forward foreign currency contract was outstanding as of August 31, 2002:

                                                                           UNREALIZED
                                                             CURRENT      APPRECIATION/
                                                              VALUE       DEPRECIATION
SHORT CONTRACT:
Euro Currency,
  $9,975,000 expiring 10/28/02............................  $9,758,548      $(40,204)
                                                            ==========      ========

NOTES TO
FINANCIAL STATEMENTS

August 31, 2002

6. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the year ended August 31, 2002 are payments retained by Van Kampen of approximately $1,798,600 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $110,600.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen High Income Corporate Bond Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen High Income Corporate Bond Fund (the "Fund"), as of August 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for each of the two years in the period ended August 31, 1999 were audited by other auditors whose report dated October 6, 1999 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2002 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at August 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois
October 7, 2002

                                                VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   High Yield Municipal*
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 847-2424
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN HIGH INCOME CORPORATE

BOND FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN
STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended August 31, 2002. For the fiscal year ended August 31, 2002, 5% of the dividends taxable as ordinary income qualified for the 70% dividends received deduction for corporations. In January, the Fund provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates as of the date of this report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
J. Miles Branagan (70)        Trustee      Trustee     Private investor.              55
1632 Morning Mountain Road                 since 1991  Trustee/Director of funds
Raleigh, NC 27614                                      in the Fund Complex.
                                                       Co-founder, and prior to
                                                       August 1996, Chairman,
                                                       Chief Executive Officer
                                                       and President, MDT
                                                       Corporation (now known as
                                                       Getinge/Castle, Inc., a
                                                       subsidiary of Getinge
                                                       Industrier AB), a company
                                                       which develops,
                                                       manufactures, markets and
                                                       services medical and
                                                       scientific equipment.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Jerry D. Choate (64)          Trustee      Trustee     Trustee/Director of funds      55       Director of Amgen Inc., a
53 Monarch Bay Drive                       since 1999  in the Fund Complex.                    biotechnological company,
Dana Point, CA 92629                                   Prior to January 1999,                  and Director of Valero
                                                       Chairman and Chief                      Energy Corporation, an
                                                       Executive Officer of the                independent refining
                                                       Allstate Corporation                    company.
                                                       ("Allstate") and Allstate
                                                       Insurance Company. Prior
                                                       to January 1995,
                                                       President and Chief
                                                       Executive Officer of
                                                       Allstate. Prior to August
                                                       1994, various management
                                                       positions at Allstate.
Linda Hutton Heagy (54)       Trustee      Trustee     Regional Managing Partner      55
Sears Tower                                since 1995  of Heidrick & Struggles,
233 South Wacker Drive                                 an executive search firm.
Suite 7000                                             Trustee/ Director of
Chicago, IL 60606                                      funds in the Fund
                                                       Complex. Trustee on the
                                                       University of Chicago
                                                       Hospitals Board, Vice
                                                       Chair of the Board of the
                                                       YMCA of Metropolitan
                                                       Chicago and a member of
                                                       the Women's Board of the
                                                       University of Chicago.
                                                       Prior to 1997, Partner,
                                                       Ray & Berndtson, Inc., an
                                                       executive recruiting
                                                       firm. Prior to 1996,
                                                       Trustee of The
                                                       International House
                                                       Board, a fellowship and
                                                       housing organization for
                                                       international graduate
                                                       students. Formerly,
                                                       Executive Vice President
                                                       of ABN AMRO, N.A., a
                                                       Dutch bank holding
                                                       company. Prior to 1992,
                                                       Executive Vice President
                                                       of La Salle National
                                                       Bank.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
R. Craig Kennedy (50)         Trustee      Trustee     Director and President,        55
1744 R Street, N.W.                        since 1995  German Marshall Fund of
Washington, D.C. 20009                                 the United States, an
                                                       independent U.S.
                                                       foundation created to
                                                       deepen understanding,
                                                       promote collaboration and
                                                       stimulate exchanges of
                                                       practical experience
                                                       between Americans and
                                                       Europeans.
                                                       Trustee/Director of funds
                                                       in the Fund Complex.
                                                       Formerly, advisor to the
                                                       Dennis Trading Group
                                                       Inc., a managed futures
                                                       and option company that
                                                       invests money for
                                                       individuals and
                                                       institutions. Prior to
                                                       1992, President and Chief
                                                       Executive Officer,
                                                       Director and member of
                                                       the Investment Committee
                                                       of the Joyce Foundation,
                                                       a private foundation.
Jack E. Nelson (66)           Trustee      Trustee     President, Nelson              55
423 Country Club Drive                     since 1995  Investment Planning
Winter Park, FL 32789                                  Services, Inc., a
                                                       financial planning
                                                       company and registered
                                                       investment adviser in the
                                                       State of Florida.
                                                       President, Nelson Ivest
                                                       Brokerage Services Inc.,
                                                       a member of the National
                                                       Association of Securities
                                                       Dealers, Inc. and
                                                       Securities Investors
                                                       Protection Corp. Trustee/
                                                       Director of funds in the
                                                       Fund Complex.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Suzanne H. Woolsey (60)       Trustee      Trustee     Chief Communications           55       Director of Neurogen
2101 Constitution Ave., N.W.               since 1999  Officer of the National                 Corporation, a
Room 285                                               Academy of                              pharmaceutical company,
Washington, D.C. 20418                                 Sciences/National                       since January 1998.
                                                       Research Council, an
                                                       independent, federally
                                                       chartered policy
                                                       institution, since 2001
                                                       and previously Chief
                                                       Operating Officer from
                                                       1993 to 2001.
                                                       Trustee/Director of funds
                                                       in the Fund Complex.
                                                       Director of the Institute
                                                       for Defense Analyses, a
                                                       federally funded research
                                                       and development center,
                                                       Director of the German
                                                       Marshall Fund of the
                                                       United States, Trustee of
                                                       Colorado College and Vice
                                                       Chair of the Board of the
                                                       Council for Excellence in
                                                       Government. Prior to
                                                       1993, Executive Director
                                                       of the Commission on
                                                       Behavioral and Social
                                                       Sciences and Education at
                                                       the National Academy of
                                                       Sciences/National
                                                       Research Council. From
                                                       1980 through 1989,
                                                       Partner of Coopers &
                                                       Lybrand.

INTERESTED TRUSTEES*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Mitchell M. Merin* (49)       Trustee      Trustee     President and Chief            55
1221 Avenue of the Americas                since 1999  Operating Officer of
New York, NY 10020                                     Morgan Stanley Investment
                                                       Management since December
                                                       1998. President and
                                                       Director since April 1997
                                                       and Chief Executive
                                                       Officer since June 1998
                                                       of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc.
                                                       Chairman, Chief Executive
                                                       Officer and Director of
                                                       Morgan Stanley
                                                       Distributors Inc. since
                                                       June 1998. Chairman since
                                                       June 1998, and Director
                                                       since January 1998 of
                                                       Morgan Stanley Trust.
                                                       Director of various
                                                       Morgan Stanley
                                                       subsidiaries. President
                                                       of the Morgan Stanley
                                                       Funds since May 1999.
                                                       Trustee/Director of funds
                                                       in the Fund Complex.
                                                       Previously Chief
                                                       Strategic Officer of
                                                       Morgan Stanley Investment
                                                       Advisors Inc. and Morgan
                                                       Stanley Services Company
                                                       Inc. and Executive Vice
                                                       President of Morgan
                                                       Stanley Distributors Inc.
                                                       April 1997-June 1998,
                                                       Vice President of the
                                                       Morgan Stanley Funds May
                                                       1997-April 1999, and
                                                       Executive Vice President
                                                       of Dean Witter, Discover
                                                       & Co. prior to May 1997.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Richard F. Powers, III* (56)  Trustee and  Trustee     Chairman, President,           92
1 Parkview Plaza              President    since 1999  Chief Executive Officer,
P.O. Box 5555                                          Director and Managing
Oakbrook Terrace, IL 60181                             Director of Van Kampen
                                                       Investments. Chairman,
                                                       Director and Chief
                                                       Executive Officer of the
                                                       Advisers, the Distributor
                                                       and Van Kampen Advisors
                                                       Inc. since 1998. Managing
                                                       Director of the Advisers,
                                                       the Distributor and Van
                                                       Kampen Advisors Inc.
                                                       since July 2001. Director
                                                       and Officer of certain
                                                       other subsidiaries of Van
                                                       Kampen Investments. Chief
                                                       Sales and Marketing
                                                       Officer of Morgan
                                                       Stanley. Asset
                                                       Management,
                                                       Trustee/Director and
                                                       President or Trustee,
                                                       President and Chairman of
                                                       the Board of funds in the
                                                       Fund Complex. Prior to
                                                       May 1998, Executive Vice
                                                       President and Director of
                                                       Marketing at Morgan
                                                       Stanley and Director of
                                                       Dean Witter, Discover &
                                                       Co. and Dean Witter
                                                       Realty. Prior to 1996,
                                                       Director of Dean Witter
                                                       Reynolds Inc.
Wayne W. Whalen* (63)         Trustee      Trustee     Partner in the law firm        92
333 West Wacker Drive                      since 1995  of Skadden, Arps, Slate,
Chicago, IL 60606                                      Meagher & Flom
                                                       (Illinois), legal counsel
                                                       to funds in the Fund
                                                       Complex. Trustee/
                                                       Director/Managing General
                                                       Partner of funds in the
                                                       Fund Complex.

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their positions with Morgan Stanley or its affiliates.

OFFICERS:

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (61)          Vice President           Officer     Managing Director and Chief Investment Officer of Van Kampen
2800 Post Oak Blvd.                                    since 1998  Investments, and Managing Director and President of the
45th Floor                                                         Advisers and Van Kampen Advisors Inc. Executive Vice
Houston, TX 77056                                                  President and Chief Investment Officer of funds in the Fund
                                                                   Complex. Prior to December 2000, Executive Vice President
                                                                   and Chief Investment Officer of Van Kampen Investments, and
                                                                   President and Chief Operating Officer of the Advisers. Prior
                                                                   to April 2000, Executive Vice President and Chief Investment
                                                                   Officer for Equity Investments of the Advisers. Prior to
                                                                   October 1998, Vice President and Senior Portfolio Manager
                                                                   with AIM Capital Management, Inc. Prior to February 1998,
                                                                   Senior Vice President and Portfolio Manager of Van Kampen
                                                                   American Capital Asset Management, Inc., Van Kampen American
                                                                   Capital Investment Advisory Corp. and Van Kampen American
                                                                   Capital Management, Inc.
Joseph J. McAlinden (59)      Chief Investment         Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   Officer                  since 2002  Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020                                                 Management Inc. and Morgan Stanley Investments LP and
                                                                   Director of Morgan Stanley Trust for over 5 years.

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS
A. Thomas Smith III (45)      Vice President and       Officer     Managing Director and Director of Van Kampen Investments,
1221 Avenue of                Secretary                since 1999  Director of the Advisers, Van Kampen Advisors Inc., the
the Americas                                                       Distributor, Investor Services and certain other
New York, NY 10020                                                 subsidiaries of Van Kampen Investments. Managing Director
                                                                   and General Counsel-Mutual Funds of Morgan Stanley
                                                                   Investment Advisors, Inc. Vice President or Principal Legal
                                                                   Officer and Secretary of funds in the Fund Complex. Prior to
                                                                   July 2001, Managing Director, General Counsel, Secretary and
                                                                   Director of Van Kampen Investments, the Advisers, the
                                                                   Distributor, Investor Services, and certain other
                                                                   subsidiaries of Van Kampen Investments. Prior to December
                                                                   2000, Executive Vice President, General Counsel, Secretary
                                                                   and Director of Van Kampen Investments, the Advisers, Van
                                                                   Kampen Advisors Inc., the Distributor, Investor Services and
                                                                   certain other subsidiaries of Van Kampen Investments. Prior to January 1999, Vice President and Associate General
                                                                   Counsel to New York Life Insurance Company ("New York
                                                                   Life"), and prior to March 1997, Associate General Counsel of New York Life. Prior to December 1993, Assistant General
                                                                   Counsel of The Dreyfus Corporation. Prior to August 1991,
                                                                   Senior Associate, Willkie Farr & Gallagher. Prior to January
                                                                   1989, Staff Attorney at the Securities and Exchange
                                                                   Commission, Division of Investment Management, Office of
                                                                   Chief Counsel.
John R. Reynoldson (49)       Vice President           Officer     Executive Director of the Advisers and Van Kampen Advisors
1 Parkview Plaza                                       since 2000  Inc. Vice President of funds in the Fund Complex. Prior to
Oakbrook Terrace, IL 60181                                         July 2001, Principal and Co-head of the Fixed Income
                                                                   Department of the Advisers and Van Kampen Advisors Inc.
                                                                   Prior to December 2000, Senior Vice President of the
                                                                   Advisers and Van Kampen Advisors Inc. Prior to May 2000, he
                                                                   managed the investment grade taxable group for the Advisers since July 1999. From July 1988 to June 1999, he managed the government securities bond group for Asset Management. Mr.
                                                                   Reynoldson has been with Asset Management since April 1987.

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS
John L. Sullivan (47)         Vice President, Chief    Officer     Executive Director of Van Kampen Investments, the Advisers
1 Parkview Plaza              Financial Officer and    since 1996  and Van Kampen Advisors Inc. Vice President, Chief Financial
Oakbrook Terrace, IL 60181    Treasurer                            Officer and Treasurer of funds in the Fund Complex. Head of
                                                                   Fund Accounting for Morgan Stanley Investment Management.
John H. Zimmermann, III (44)  Vice President           Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center                            since 2000  and Managing Director, President and Director of the
Plaza 2 - 7th Floor                                                Distributor. Vice President of funds in the Fund Complex.
Jersey City, NJ 07311                                              Prior to December 2000, President of Van Kampen Insurance
                                                                   Agency of Illinois Inc., and Senior Vice President and
                                                                   Director of Van Kampen Investments. From November 1992 to
                                                                   December 1997, Mr. Zimmermann was Senior Vice President of
                                                                   the Distributor.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling (800) 847-2424.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
28, 128, 228                                                   Member NASD/SIPC.
HYI ANR 10/02                                                   8072J02-AP-10/02